UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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SCHEDULE 14A
(Rule 14a-101)
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Veoneer, Inc.
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 CEO update   23 July 2021Jan Carlson Chairman, President & CEO  1  July 23, 2021

 July 23, 2021  Veoneer – MagnaMerger Agreement  2  July 23, 2021

 Additional Information and Where to Find itThis communication may be deemed to be solicitation material in connection with the proposed acquisition of Veoneer by Magna pursuant to a definitive Agreement and Plan of Merger (the “merger agreement”) between Veoneer, Magna and 2486345 Delaware Corporation. In connection with the proposed merger, Veoneer intends to file relevant materials with the United States Securities and Exchange Commission (SEC), including a proxy statement which will be mailed or otherwise disseminated to Veoneer‘s stockholders. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VEONEER AND THE PROPOSED MERGER. Stockholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about Veoneer or the proposed merger, once such documents are filed with the SEC, free ofcharge at the SEC's website at www.sec.gov, or from Veoneer at https://www.veoneer.com/en/investors or by directing a request to Veoneer’sInvestor Re lations Department at thomas.jonsson@veoneer.com.Participants in the SolicitationVeoneer and certain of its respective directors and executive officers may be deemed to be "participants" in the solicitation of proxies from Veoneer’s stockholders in connection with the merger. Information about Veoneer’s directors and executive officers and their direct or indirect interests, by security holdings or otherwise, is set forth in Veoneer’s proxy statement on Schedule 14A for its 2021 annual meeting of stockholders filed with the SEC on March 29, 2021. To the extent holdings of Veoneer’s securities by such participants (or the identity of such participants) have changed, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 subsequently filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement filed with the SEC regarding the proposed merger, if and when it becomes available. This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.  July 23, 2021  Veoneer - Magna Merger Agreement  3  Safe Harbor Statement

 Veoneer Forward-Looking StatementsThis document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. The reader is cautioned not to rely on these forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Risks and uncertainties include, but are not limited to: (i) the merger may involve unexpected costs, liabilities or delays; (ii) the failure to satisfy the conditions to the consummation of the transaction, including approval of the merger by Veoneer’s stockholders and the receipt of certain governmental and regulatory approvals on the terms or at the timing expected; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (iv) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected; (v) risks related to diverting management attention from ongoing business operations; (vi) the business of Veoneer may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; and (vii) the outcome of any legal proceedings that may be instituted against Veoneer or Magna related to the merger agreement or the transaction contemplated thereby. The foregoing list of factors is not exhaustive. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Veoneer’s financial condition, results of operations, credit rating or liquidity.You should carefully consider the foregoing factors and the other risks and uncertainties relating to Veoneer described in Veoneer’s Annual Report on Form 10-K for the most recently completed fiscal year, and other reports and documents filed by Veoneer from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at www.sec.gov. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Veoneer assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Veoneer does not give any assurance that it will achieve its expectations.  July 23, 2021  Veoneer - Magna Merger Agreement  4  Safe Harbor Statement

 Veoneer Board of Directors has entered into a merger agreement, through which Veoneer is acquired by Magna, subject to approval by Veoneer’s shareholdersThe agreement will deliver significant and immediate value to Veoneer stockholders through an attractive premium to our trading priceIn the agreement, Veoneer is valued at $3.8B or $31.25 per shareThe transaction is supported by shareholders representing approx. 40% of sharesA merger will provide new opportunities for our employees to join one of the most capable suppliers in the mobility spaceThe combined business will elevate its status as a full-systems ADAS supplier to the benefit of customers, supplier partners and ultimately consumers  July 23, 2021  Veoneer - Magna Merger Agreement  5  Merger agreement with Magna veoneer

Rationale for Magna

- Positioning Magna's ADAS business and a global leader in a fast growing market
- Veoneer's complementary products and capabilities strengthen and broaden Magna's ADAS portfolio and market position
- Enhances Magna's ADAS systems capabilities and adds significant engineering and software competency, including Arriver™ sensor perception and drive policy software.
- Expands Magna's ADAS business with major customers and provides access to new customers and markets, including in the Asian market.
- Creates a global leader in ADAS with pro forma 2020 ADAS sales of $ 1.2 billion
- Expect to realize annual run-rate synergies of approx. 100 million by 2024, incremental to Veoneer's previously announced market adjustment initiatives.

6 July 23, 2021 © 2021 Copyright Veoneer Inc. All Rights Reserved PUBLIC

7    32.6 Billion  2020 SALES     158,000+  EMPLOYEES    347global sites  MANUFACTURING    MARKET POSITION  #1North America#3 Globally   July 23, 2021

     Month DD, YYYY  Name of presentation  8

 The merger will take a number of months to completeShareholder voteRegulatory approvalsUntil then, it is business as usual – we continue by advancing our technologies, customer relationships and focusing on our daily executionMagna are interested in our competencies and what we develop so we should continue that work as normal – preserve and continue to create valueWe continue to work with our customer promises and make no changes  9  Next Steps  July 23, 2021

 10  July 23, 2021

Additional Information and Where to Find It
This communication may be deemed to be solicitation material in connection with the proposed acquisition of Veoneer by Magna pursuant to a definitive Agreement and Plan of Merger (the “merger agreement”) between Veoneer, Magna and 2486345 Delaware Corporation (“Acquisition Sub”). In connection with the proposed merger, Veoneer intends to file relevant materials with the United States Securities and Exchange Commission (SEC), including a proxy statement which will be mailed or otherwise disseminated to Veoneer‘s stockholders. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VEONEER AND THE PROPOSED MERGER. Stockholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about Veoneer or the proposed merger, once such documents are filed with the SEC, free of charge at the SEC's website at www.sec.gov, or from Veoneer at https://www.veoneer.com/en/investors or by directing a request to Veoneer’s Investor Relations Department at thomas.jonsson@veoneer.com.

Participants in the Solicitation
Veoneer and certain of its directors and executive officers may be deemed to be "participants" in the solicitation of proxies from Veoneer’s stockholders in connection with the merger. Information about Veoneer’s directors and executive officers and their direct or indirect interests, by security holdings or otherwise, is set forth in Veoneer’s proxy statement on Schedule 14A for its 2021 annual meeting of stockholders filed with the SEC on March 29, 2021. To the extent holdings of Veoneer’s securities by such participants (or the identity of such participants) have changed, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 subsequently filed with the SEC.  Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement filed with the SEC regarding the proposed merger, if and when it becomes available.

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Veoneer Forward-Looking Statements
This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. The reader is cautioned not to rely on these forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Risks and uncertainties include, but are not limited to: (i) the merger may involve unexpected costs, liabilities or delays; (ii) the failure to satisfy the conditions to the consummation of the transaction, including approval of the merger by Veoneer’s stockholders and the receipt of certain governmental and regulatory approvals on the terms or at the timing expected; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (iv) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected; (v) risks related to diverting management attention from ongoing business operations; (vi) the business of Veoneer may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; and (vii) the outcome of any legal proceedings that may be instituted against Veoneer or Magna related to the merger agreement or the transaction contemplated thereby. The foregoing list of factors is not exhaustive. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Veoneer’s financial condition, results of operations, credit rating or liquidity.

You should carefully consider the foregoing factors and the other risks and uncertainties relating to Veoneer described in Veoneer’s Annual Report on Form 10-K for the most recently completed fiscal year, and other reports and documents filed by Veoneer from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at www.sec.gov. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Veoneer assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Veoneer does not give any assurance that it will achieve its expectations.